                                                            Exhibit 24(a)
                                                       Form 10-K for 1997
                                                         File No. 1-11237

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

      WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL A. JAUERNIG and STEVEN K. HUDSON, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of March, 1998.

        /s/ David F. Banks
        ------------------
        David F. Banks
        Director and Chairman of the Board

                                                            Exhibit 24(a)
                                                       Form 10-K for 1997
                                                         File No. 1-11237

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

      WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL A. JAUERNIG as attorney for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of March, 1998.

        /s/ Steven K. Hudson
        --------------------
        Steven K. Hudson
        Director and Chief Executive Officer

                                                            Exhibit 24(a)
                                                       Form 10-K for 1997
                                                         File No. 1-11237

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

      WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS G. ADAMS AND STEVEN K. HUDSON, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of March, 1998.

             /s/ Daniel A. Jauernig
             ----------------------
             Daniel A. Jauernig
             Group President and
             Chief Financial Officer

                                                            Exhibit 24(a)
                                                       Form 10-K for 1997
                                                         File No. 1-11237

POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K; and

      WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

      NOW, THEREFORE, the undersigned hereby constitutes and appoints DANIEL A. JAUERNIG, as attorney for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8 or any other applicable form, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, including the use or transmission of any personal identification numbers assigned to the undersigned by the Securities and Exchange Commission, as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of March, 1998.

             /s/ Thomas G. Adams
             -------------------
             Thomas G. Adams
             Vice President and Controller